EXHIBIT 4.1 -  FORM OF COMMON STOCK CERTIFICATE




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  NUMBER                                                               SHARES

___________                                                         ____________


                            INVVISION CAPITAL, INC.


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA



PAR VALUE $0.001                                           CUSIP NO. 46185X 10 7
COMMON STOCK


THIS CERTIFIED THAT
                   -------------------------------------------------------

is the owner of
                   -------------------------------------------------------
                   Fully Paid and Non-Assessable Shares of the Common Stock
                               Par Value of $0.001 each of



                            INVVISION CAPITAL, INC.

       transferable on the books of the Corporation in person or by duly authorized upon surrender of this Certificate properly endorsed.
  This Certificate is not valid until countersigned by the Transfer Agent and unregistered by the Registrar.
               Witness this facsimile seal of the Corporation and
           the facsimile signatures of its duly authorized officers.




  /s/ John Edward Rea                           DATED:
      PRESIDENT                                 Countersigned and Registered:

                                                SIGNATURE STOCK TRANSFER, INC.
 /s/ Hulene Works                               (Plano, Texas) Transfer Agent
 CORPORATE SECRETARY

                                                 By: /s/Signature Stock Transfer
                                                      Authorized Signature


                               { CORPORATE SEAL }

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                              BACK OF CERTIFICATE

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     The following  abbreviation,  when used in the  inscription  on the face of this certificate, shall be construed as though they were written in full according to applicable laws or regulations:

TEN COM (TIC)-as tenants in common     UNIF GIFT MIN (TRANS) ACT___ Custodian___
TEN ENT-as tenants by the entireies    (UGMA)(UTMA)           (Cust)     (Minor)
JT ENT (J/T)-as joint tenants with      Under Uniform Gifts (Transfer) to Minors
             right of survivorship      Act_____________________________________
             and not as tenants            (State)
             in common

    Additional abbreviations may also be used though not in the above list.

     For Value Received ______________________________ hereby sell, assign and transfer unto (Please insert social security or some other identifying number of assignee)_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said Stock on the books of the within-named Corporation with full power of submission in the premises.



Dated ___________________                   X_________________________________


___________________________________          _________________________________
SIGNATURE GUARANTEE                          NOTICE: THE SIGNATURE TO THIS
(BY BANK, BROKER, CORPORATE OFFICER)         AGREEMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THE CERTIFICATE,IN EVERY PARTICULAR
                                             WITHOUT ALTERATION ON ENLARGEMENT,
                                             OR ANY CHANGE WHATEVER.

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